[Alcoa logo] January 9, 2008 4 Quarter 2007 Analyst Conference Exhibit 99.2 th

[Alcoa logo]
Today’s discussion may include “forward-looking statements”
within the meaning of the Private Securities Litigation Reform
Act of 1995.  Such statements relate to future events and
expectations and involve known and unknown risks and
uncertainties.  Alcoa’s actual results or actions may differ materially from those projected in the forward-looking
statements.  For a summary of the specific risk factors that could cause results to differ materially from those expressed in the forward-looking statements, please refer to Alcoa’s Form 10-K for the year ended December 31, 2006 and Forms 10-Q for the
quarters ended March 31, 2007, June 30, 2007 and September
30, 2007 filed with the Securities and Exchange Commission.
Forward Looking Statements

[Alcoa logo] Executive Vice President and Chief Financial Officer Charles D. McLane

4 [Alcoa logo] Source: IAI and LME Global Days of Consumption

5 [Alcoa logo] Primary Aluminum Consumption Growth Rates Source: Alcoa analysis

6 [Alcoa logo] China Metal Balance Source: IAI and China Nonferrous Industry Association

7 [Alcoa logo] 4Q07 and 2007 Global Market Dynamics

8
[Alcoa logo]

th
Quarter 2007 Financial Overview
– Income from continuing operations of $624m or
$0.74 per share
– Revenues of $7.4b
– Cash from operations of $643m
– Debt-to-cap at 30.2%
– Trailing four quarters ROC of 12.7%

[Alcoa logo]
4
th
Quarter 2007 Financial Overview
$ In Millions 3Q'07 4Q'07 Change
Sales $7,387 $7,387 $0
Cost of Goods Sold $5,910 $6,153 $243
   % of Sales 80.0% 83.3% 3.3 pts.
SG&A $365 $383 $18
   % of Sales 4.9% 5.2% 0.3 pts.
Restructuring and Other Charges $577 ($14) ($591)
Interest Expense $151 $81 ($70)
Other Income, Net ($1,731) ($78) $1,653
Effective Tax Rate 63.0% -44.8% 107.8 pts.
Minority Interests $76 $64 ($12)
GAAP Net Income
$555 $632 $77
(Loss) Income from Discontinued Operations
($3) $8 $11
GAAP Income From Continuing Operations
$558 $624 $66

10 [Alcoa logo] 3 rd Quarter vs. 4 th Quarter Comparison

[Alcoa logo]
4
th
Quarter 2007 Cash Flow Review
$ In Millions 4Q'06 4Q'07
Net Income $359 $632
DD&A 325 310
Change in Working Capital 362 519
Other Adjustments 340 (793)
Pension Contributions (53) (25)
Cash From Operating Activities 1,333 643
Dividends to Shareholders (131) (143)
Change in Debt (676) 467
Dividends to Minority Interests (119) (58)
Contributions from Minority Interests 278 105
Share Repurchases 0 (948)
Share Issuances 14 16
Other Financing Activities 1 2
Cash From Financing Activities (633) (559)
Capital Expenditures (1,147) (1,021)
Sales of Investments 28 30
Other Investing Activities 350 72
Cash From Investing Activities ($769) ($919)

[Alcoa logo]
4Q’07 3Q’07 4Q’06
2,030 1,937 2,084 3    Party Shipments (kmt)
3,855 3,775 3,790 Production (kmt)
688 664 711 3   Party Revenue ($MM)
205 215 259 ATOI ($MM)
2% production increase sequentially
Higher energy and freight costs
Unfavorable currency
Alumina
4
th
Quarter Highlights
1
st
Quarter Outlook
Prices to follow approximate two-month
lag
Anticipate slight production increase
Continued pressure from fuel oil and
natural gas prices
Currency risk
4
th
Quarter Business Conditions
rd
rd

[Alcoa logo]
4
th
Quarter Highlights
196 283 480 ATOI ($MM)
2,646 2,734 2,766 3    Party Price ($/MT)
1,597 1,600 1,698 3    Party Revenue ($MM)
4Q’07 3Q’07 4Q’06
624 584 556 3    Party Shipments (kmt)
959 934 908 Production (kmt)
Primary Metals
1
st
Quarter Outlook
4
th
Quarter Business Conditions
Lower realized pricing sequentially
Unfavorable currency
3% production increase sequentially
Positive impact of recovery at Rockdale
and Tennessee
Anticipate 5% production increase
sequentially
Higher energy costs
Currency risk
rd
rd
rd

[Alcoa logo]
Higher Russia ramp-up costs
Market weakness – especially in Europe
Distributor de-stocking persists
Impact of currency / restructuring efforts
in Australia Rolled Products
Startup costs at Bohai
4Q’07 3Q’07 4Q’06
(16) 61 62 ATOI ($MM)
2,243 2,309 2,127
3 Party Revenue
($MM)
Flat-Rolled Products
4
th
Quarter Highlights
1
st
Quarter Outlook
4
th
Quarter Business Conditions
Improved market conditions
Improved Russia performance
Continued startup costs at Bohai
rd

[Alcoa logo]
(7) (7) (4) Other
60
102
(35)
3Q’07
Total
Investment Castings,
Forgings,  Fasteners
AFL, Auto Castings and
Structures
73
61
16
4Q’06
58
76
(11)
4Q’07
Aerospace market remains strong but
shipments tempered by de-stocking
Continued weakness in North American
commercial transportation partially
mitigated by share gains
Decline in North American automotive
AFL turnaround progressing as planned
Engineered Solutions
ATOI ($MM) 4
th
Quarter Business Conditions
1
st
Quarter Outlook
Strong aerospace market to continue but
de-stocking still could have some impact
North American heavy truck downturn to
extend into 2008
Stronger IGT market
AFL restructuring to deliver improvement

[Alcoa logo]
0 (7) 18
Soft Alloy Joint Venture
and Other
4Q’07 3Q’07 4Q’06
16 13 27 Total
16 20 9
Global Hard Alloy
Extrusions, Building &
Construction Systems
and Russia
Comparable market and operating
conditions as 3Q
Extruded and End Products
ATOI ($MM) 4
th
Quarter Business Conditions
1
st
Quarter Outlook
Building & Construction markets could
be slightly weaker
Expect consistent operating conditions

[Alcoa logo]
17 0 (1) Other
36
0
36
3Q’07
Total
Reynolds Food Packaging
and Flexible Packaging
Closure Systems and
Consumer Products
26
(9)
36
4Q’06
56
(3)
42
4Q’07
Packaging and Consumer
ATOI ($MM) 4
th
Quarter Business Conditions
1
st
Quarter Outlook
Sale expected to close by end of 1
st
quarter
– Seasonal decline in Closures business
offset by seasonal improvement in
Consumer business
– Improved consumer product mix
$0
$10
$20
$30
$40
$50
$60
1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07
$500
$600
$700
$800
$900
ATOI Third Party Revenue

[Alcoa logo]
2007 Financial Performance
–
Record income from continuing operations
of
$2.6b or $2.95 per share
–
Record revenues
of $30.7b
–
Record cash from operations
of $3.1b
–
Debt to cap
of 30.2%
–
Trailing twelve months ROC
of 16.1% excluding
impact of growth projects
–
Dividend
increase of 13%
–
Total Shareholder Return
increase of 24%

19 [Alcoa logo] 2007 vs. 2006 Bridge

[Alcoa logo]
2007 Cash Flow Review
$ In Millions 2006 2007
Net Income $2,248 $2,564
DD&A 1,280 1,269
Change in Working Capital (903) 782
Other Adjustments 339 (1,182)
Pension Contributions (397) (322)
Cash From Operating Activities 2,567 3,111
Dividends to Shareholders (523) (590)
Change in Debt 679 654
Dividends to Minority Interests (400) (368)
Contributions from Minority Interests 342 474
Share Repurchases (290) (2,496)
Share Issuances 155 835
Other Financing Activities 17 (47)
Cash From Financing Activities (20) (1,538)
Capital Expenditures (3,205) (3,636)
Sales of Investments 35 2,011
Other Investing Activities 329 0
Cash From Investing Activities ($2,841) ($1,625)

[Alcoa logo]
Share Repurchase Program
Based on 870M Shares Outstanding
As of January 19, 2007
~8% repurchased as of 4Q 2007
~17% additional
authorized
–
10% repurchase program
authorized January 2007
–
~68M shares repurchased
through 4Q 2007
–
Expanded 25% repurchase
program authorized
October 2007
Timeline Overview
653M
68M
149M

22 [Alcoa logo] 2007 Financial Targets

[Alcoa logo] Chairman and Chief Executive Officer Alain J.P. Belda

24 [Alcoa logo] 2007 Accomplishments – Environmental, Health and Safety – Innovation and Technology – Portfolio Management – Long-Term Growth – Financial Performance

[Alcoa logo]
Sustainability, Environment, Health and Safety
– Named a component of the Dow Jones Sustainability Index
for the sixth year
– Recognized as “Best in Class” in response to climate
change by the Carbon Disclosure Project
– Earned “Best in Class” status by Storebrand Investments
– Ranked 1
st
in the Metals and Mining sector and 5
th
overall
in the Covalence Ethical Ranking

[Alcoa logo]
– New generation of aluminum-lithium alloys
– New generation of energy-efficient,
environmentally friendly transportation
– New market penetration in oil and gas
– Stronger, lighter, faster defense solutions
Innovation and Technology

[Alcoa logo]
Portfolio Management
– Signed agreement to sell the packaging business
– Monetized Chalco investment
– Finalized the soft alloy extrusions joint venture
– Restructured the Electrical and Electronic Solutions
business
– Closed on the auto castings sale

28 [Alcoa logo] Portfolio Management

[Alcoa logo]
Long-Term Growth
– Opened our 3
rd
FRP facility (Kunshan) in China
– Continued to expand the Bohai plant in China
– Continued to make progress on the Russia assets
– Continued the construction of the Juruti and Sao Luis projects
– Invested in the Serra do Facao hydroelectric project
– Opened the anode plant in Norway and our smelter in Iceland

30 [Alcoa logo] Long-Term Growth Re-Powering the Smelter Portfolio

[Alcoa logo]
2007 Financial Performance
–
Record income from continuing operations
of
$2.6b or $2.95 per share
–
Record revenues
of $30.7b
–
Record cash from operations
of $3.1b
–
Debt to cap
of 30.2%
–
Trailing twelve months ROC
of 16.1% excluding
impact of growth projects
–
Dividend
increase of 13%
–
Total Shareholder Return
increase of 24%

32 [Alcoa logo] 2007 Challenges – Higher input costs – Unfavorable currency – Primary curtailments – Progress in Russia – Higher construction costs

33 [Alcoa logo] 2008 Outlook – Market Fundamentals – Market Conditions – Portfolio Improvements – Catalysts

34 [Alcoa logo] LME Forward Price Curve Source: LME

35 [Alcoa logo] Primary Aluminum Consumption Growth Rates Source: Alcoa analysis

36 [Alcoa logo] 2008 Market Outlook and Impact

37 [Alcoa logo] 2008 Catalysts

[Alcoa logo]
Tony Thene
Director, Investor Relations
Alcoa
390 Park Avenue
New York, N.Y. 10022-4608
Telephone:  (212) 836-2674
Facsimile:  (212) 836-2813
www.alcoa.com
For Additional Information, Contact:

39 [Alcoa logo] [Alcoa logo]

40 [Alcoa logo] APPENDIX [Alcoa logo]

[Alcoa logo]
Reconciliation of ATOI to
Consolidated Net Income
$  2,564 $     632 $     555 $     715 $     662 $  2,248 $     359 Consolidated net income
702 306 456 (50) (10) 104 10 Other
(7) 8 (3) (1) (11) 87 101 Discontinued operations
(307) 1 (311) 21 (18) (379)   (386) Restructuring and other charges
(388) (100) (101) (101) (86) (317) (82) Corporate expense
(365) (64) (76) (110) (115) (436) (98) Minority interests
(261) (53) (98) (56) (54) (250) (61) Interest expense
40 10 10 9 11 58 14 Interest income
(24) 9 10 (16) (27) (170) (66) Impact of LIFO
Unallocated amounts (net of tax):
$  3,174 $     515 $     668 $  1,019 $     972 $  3,551 $     927 Total segment ATOI
2007 4Q07 3Q07 2Q07 1Q07 2006 4Q06

[Alcoa logo]
Return on Capital (ROC) is presented based on Bloomberg Methodology which calculates ROC based on trailing four quarters.
Reconciliation of Return on Capital
4Q'07 3Q'07 2Q'07 1Q'07 4Q'06 3Q'06 2Q'06 1Q'06 4Q'05 3Q'05 2Q'05 1Q'05
Bloomberg Bloomberg Bloomberg Bloomberg Bloomberg Bloomberg Bloomberg Bloomberg Bloomberg Bloomberg Bloomberg Bloomberg
(In Millions)
Method Method Method Method Method Method Method Method Method Method Method Method
Net income $2,564 $2,291 $2,273 $2,302 $2,248 $2,113 $1,865 1,581 $1,233 $1,270 $1,271 $1,215
Minority interests $365 $399 $432 $446 $436 $418 $368 304 $259 $230 $239 $252
Interest expense (after-tax)
$262 $246 $270 $281 $291 $272 $268 $274 $261 $263 $234 $206
Numerator (sum total)
$3,191 $2,936 $2,975 $3,029 $2,975 $2,803 $2,501 $2,159 $1,753 $1,763 $1,744 $1,673
Average Balances
Short-term borrowings $516 $497 $451 $441 $386 $349 $303 $342 $279 $155 $152 $185
Short-term debt $356 $525 $359 $360 $284 $449 $55 $53 $58 $272 $273 $269
Commercial paper $1,164 $1,275 $1,169 $972 $1,192 $1,678 $1,501 $1,652 $771 $581 $553 $815
Long-term debt $5,574 $5,390 $5,709 $5,767 $5,027 $4,915 $5,333 $5,243 $5,309 $5,746 $5,920 $6,023
Preferred stock $55 $55 $55 $55 $55 $55 $55 $55 $55 $55 $55 $55
Minority interests $2,130 $1,927 $1,809 $1,669 $1,583 $1,416 $1,340 $1,280 $1,391 $1,332 $1,253 $1,263
Common equity $15,269 $15,255 $15,571 $14,621 $13,947 $14,120 $13,834 $13,611 $13,282 $13,045 $12,761 $12,766
Denominator (sum total)
$25,064 $24,924 $25,123 $23,885 $22,474 $22,982 $22,421 $22,236 $21,144 $21,185 $20,967 $21,376
Return on Capital 12.7% 11.8% 11.8% 12.7% 13.2% 12.2% 11.2% 9.7% 8.3% 8.3% 8.3% 7.8%

[Alcoa logo]
Return on capital, excluding growth investments is a non-GAAP financial measure.  Management believes that this measure is meaningful to investors because it provides greater insight with respect to the underlying operating performance of the company’s productive assets.  The company has significant growth investments underway in its upstream and downstream businesses, as previously noted, with expected completion dates over the next several years.  As these investments generally require a period of time before they are productive, management believes that a return on capital measure excluding these growth investments is more representative of current operating performance.
Reconciliation of Adjusted Return on Capital
4Q'07 3Q'07 2Q'07 1Q'07 4Q'06 3Q'06 2Q'06 1Q'06 4Q'05 3Q'05 2Q'05 1Q'05
Bloomberg Bloomberg Bloomberg Bloomberg Bloomberg Bloomberg Bloomberg Bloomberg Bloomberg Bloomberg Bloomberg Bloomberg
(In Millions) Method Method Method Method Method Method Method Method Method Method Method Method
Numerator (sum total) $3,191 $2,936 $2,975 $3,029 $2,975 $2,803 $2,501 $2,159 $1,753 $1,763 $1,744 $1,673
Russia, Bohai, and Kunshan
net losses ($91) ($57) ($51) ($79) ($74) ($85) ($78) ($86) ($71) ($48) ($41) ($12)
Adjusted numerator $3,282 $2,993 $3,026 $3,108 $3,049 $2,888 $2,579 $2,245 $1,824 $1,811 $1,785 $1,685
Average Balances
Denominator (sum total) $25,064 $24,924 $25,123 $23,885 $22,474 $22,982 $22,421 $22,236 $21,144 $21,185 $20,967 $21,376
Capital projects in progress
and Russia, Bohai, and
Kunshan capital base $4,620 $4,430 $4,521 $3,945 $3,655 $2,540 $2,330 $2,139 $1,913 $1,776 $1,478 $1,403
Adjusted denominator $20,444 $20,494 $20,602 $19,940 $18,819 $20,442 $20,091 $20,097 $19,231 $19,409 $19,489 $19,973
Return on capital, excluding
growth investments
16.1% 14.6% 14.7% 15.6% 16.2% 14.1% 12.8% 11.2% 9.5% 9.3% 9.2% 8.4%

[Alcoa logo]
Reconciliation of EBITDA Margin
Year ended
December 31,
Year ended
December 31,
Year ended
December 31,
2006 2007 2006 2007 2006 2007
Flat-Rolled Products Extruded and End Products Engineered Solutions
After-tax operating income (ATOI) (1) $     255 $     200 $       60 $     109 $     331 $     316
Add: Income taxes 68 95 18 54 101 140
Less: Other income and (expenses), net (2) (26) (4) 2 34 (5) (2)
Net margin 349 299 76 129 437 458
Add: Depreciation, depletion, and amortization 219 223 118 39 169 172
Earnings before interest, taxes, depreciation,
and amortization (EBITDA) (3) $     568 $     522 $     194 $     168 $     606 $     630
Third-party sales $  8,297 $  9,171 $  4,419 $  3,246 $  5,456 $  5,725
Inter segment sales 246 241 99 88 – –
Total Sales $  8,543 $  9,412 $  4,518 $  3,334 $  5,456 $  5,725
EBITDA Margin (4) 6.6% 5.5% 4.3% 5.0% 11.1% 11.0%
(1) See Slide 41 for a reconciliation of segment ATOI to consolidated net income.
(2) Other income and (expenses), net, include equity income (loss), gain or loss on sale of assets, mark- to-
market activities and other items.
(3) Alcoa’s definition of EBITDA is net margin excludingdepreciation, depletion, and amortization.  Net margin is equivalent to sales minus the following items: cost of goods sold; selling, general administrative, and other expenses; and research and development expenses.
(4) EBITDA Margin is calculated by dividing EBITDA by Total Sales.

[Alcoa logo]
Reconciliation of EBITDA Margin – P&C
Year ended
December 31,
2006 2007
Packaging and Consumer:
After-tax operating income (ATOI) (1) $       95 $     148
Add: Income taxes 33 68
Less: Other income and (expenses), net (2) 6 2
Net margin 122 214
Add: Depreciation, depletion, 124 89
Earnings before interest, taxes, depreciation, and
amortization (EBITDA) (3) $     246 $     303
Third-party sales $  3,235 $  3,288
EBITDA Margin (4) 7.6% 9.2%
See Slide 41 for a reconciliation of segment ATOI to consolidated net income.
Other income and (expenses), net, include equity income (loss), gain or loss on sale of assets, mark-to-market activities and other items.
Alcoa’s definition of EBITDA is net margin excluding depreciation, depletion, and amortization. Net margin is equivalent to sales minus the following items: cost of  goods sold; selling, general administrative, and other expenses; and
research and development expenses.
EBITDA Margin is calculated by dividing EBITDA by Third-party Sales. The Packaging and Consumer segment does not have intersegment sales.
(1)
(2)
(3)
(4)
and amortization

[Alcoa logo]
39.1 45.3 44.1
Days of Working Capital
$   7,387 $   7,387 $   7,840 Sales
$   3,141 $   3,638 $   3,761 Working Capital
2,787 2,649 2,407 Less: Accounts payable, trade
3,326 3,311 3,380 Add: Inventories
$   2,602 $   2,976 $   2,788 Receivables from customers, less allowances
December 31,
2007
September 30,
2007
December 31,
2006 (a)
Quarter ended
Days of Working Capital = Working Capital divided by (Sales/number of days in the quarter)
(a) Certain financial information for the quarter ended December 31, 2006 has been reclassified to reflect the movement of the automotive castings and packaging and consumer businesses to held for sale in the third quarter of 2007.
Days of Working Capital

[Alcoa logo]
Reconciliation of Adjusted Income - Quarter
Quarter ended
3Q07 4Q07
Net income $   555      $   632
(Loss) income
from
discontinued
operations (3) 8
Income from
continuing
operations 558 624
Gain on sale of
Chalco
investment (1,140) –
Transaction
costs* 55 1
Restructuring
and other
charges** 867 (323)
Income from
continuing
operations   –
excluding
restructuring
and other
charges,
transaction
costs and
Chalco gain $   340 $   302
**
* Transaction costs include investment banking, legal, accounting, and other third-party expense, and interest expense related to the Alcan offer. All costs expect for interest expense are included in Selling, general administrative, and other expenses on the Statement of Consolidated Income.
Restructuring and other charges include discrete income tax adjustments related to the sale of the Packaging and Consumer businesses. These tax adjustments are included in the
Provision for taxes on income on the Statement of Consolidated Income.

[Alcoa logo]
Reconciliation of Adjusted Income – Annual
Year ended
2006 2007
Net income $ 2,248 $ 2,564
Income (loss)
from
discontinued
operations 87 (7)
Income from
continuing
operations 2,161 2,571
Transaction
costs* – 73
Restructuring
and other
charges** 379 542
Income from
continuing
operations   –
excluding
restructuring
and other
charges and
transaction
costs $ 2,540 $ 3,186
Transaction costs include investment banking, legal, accounting, and other third-party expenses, and interest expense related to the Alcan offer. All costs except for interest expense are included in Selling, general administrative, and other expenses on the Statement of Consolidated Income.
Restructuring and other charges include discrete income tax adjustments related to the sale of the Packaging and Consumer businesses. These tax adjustments are included in the Provision for taxes on income on the Statement of Consolidated Income.
*
*

[Alcoa logo]
Portfolio Management
Soft Alloy Packaging Automotive 2007
2007 Extrusions & Consumer Castings As Adjusted
Sales $ 30,748 $   1,041 $   3,288 $      132 $ 26,287
Selling, general administrative, and other
expenses (SG&A) $   1,472 $        30 $      216 $          3 $   1,223
SG&A / Sales 4.8% 2.9% 6.6% 2.3% 4.7%
EBITDA Margin:
Net income (loss) $   2,564 $  69 $      145 $       (50) $   2,400
Add:
Loss from discontinued operations
7
– – – 7
Minority interests 365 – 1 – 364
Provision (benefit) for taxes on income 1,555 35 67 (25) 1,478
Other income, net (1,913) (67) (2) – (1,844)
Interest expense 401 – 1 1 399
Restructuring and other charges 399 (2) 2 71 328
Goodwill impairment charge 133 – – – 133
Provision for depreciation, depletion, and
amortization 1,268 35 89 10 1,134
Earnings before interest, taxes, depreciation,
and amortization (EBITDA) (1) $   4,779 $        70 $ 303 $          7 $   4,399
EBITDA Margin (EBITDA / Sales) 15.5% 6.7% 9.2% 5.3% 16.7%
Return on Capital(2) :
Numerator $ 3,191 $        69 $      145 $       (50) $   3,027
Denominator $ 25,064 $        – $   2,600 $          – $ 22,464
Return on Capital 12.7% 13.5%
(1) Alcoa’s definition of EBITDA is net margin excluding depreciation, depletion, and amortization. Net margin is equivalent to sales minus the following items: cost of goods sold; selling, general administrative, and other expenses; and research and development expenses.
(2) r See Slide 42 for the calculation of the numerator and denominator in the 2007 column.  The $2,600 in the Packaging & Consumer column represents the estimated sale proceeds minus estimated cash taxes of $100 and is reducing the denominator as it is assumed that the net cash proceeds will be used to repay debt or repurchase stock
.

50 [Alcoa logo] [Alcoa logo]